                           EX-99.4


SETECH, INC. and Subsidiaries
Proforma Condensed Consolidated Balance Sheet
Unaudited
June 30, 1997

                           SETECH, INC.     LEWIS
                                AND         SUPPLY     PRO FORMA       PRO FORMA
                          SUBSIDIARIES      COMPANY    ADJUSTMENTS       RESULTS
      ASSETS
CURRENT ASSETS
  Cash                 $1,566,069.39   $   59,216.00                  $1,625,285.39


  Accounts Receivable, net
   of allowance for
   doubtful accounts    3,393,587.68    5,162,517.00                   8,556,104.68

  Inventory            10,894,543.71    6,410,718.00                  17,305,261.71
  Prepaid Expenses         84,370.04      324,987.00                     409,357.04
  Other Current Assets        714.75            0.00                         714.75
  Income Tax Benefit      389,330.80      324,149.00                     713,479.80
                       ____________________________________________________________

Total Current Assets    16,328,616.37   12,281,587.00                 28,610,203.37

PROPERTY AND EQUIPMENT
  net of Accumulated
  Depreciation             899,326.78     844,045.00                   1,743,371.78

COST IN EXCESS OF NET
  ASSETS ACQUIRED, net
  of accumulated
  amortization            1,654,038.87  5,351,107.00  (133,778.00)(2)  6,871,367.87


Other Assets                 67,373.42      2,493.00  ( 22,458.00)        47,408.42

Investment in Subsidiary  7,963,674.00          0.00 (7,963,674.00)(1)         0.00
                         _________________________________________________________
                         26,913,029.44 18,479,232.00 (8,119,910.00)   37,272,351.44


SEE ACCOMPANYING NOTES.


SETECH, INC. and Subsidiaries
Proforma Condensed Consolidated Balance Sheet (Continued)
Unaudited
June 30, 1997

                          SETECH, INC.    LEWIS
                              AND         SUPPLY       PRO FORMA       PRO FORMA
                          SUBSIDIARIES    COMPANY     ADJUSTMENTS       RESULTS

   LIABILITIES AND
   STOCKHOLDERS EQUITY

CURRENT LIABILITIES
  Current Portion of
    Long-Term Debt       $ 228,624.75           0.00                  $   228,624.75
  Checks issued in
    excess of deposits           0.00   1,415,656.00                    1,415,656.00
  Trade Accounts Payable 2,521,158.44   2,254,157.00                    4,775,315.44

  Accrued Expenses       1,443,441.55     435,495.00   370,396.00 (3)   2,049,212.55
                                                      (200,120.00)(4)
                       ______________________________________________________________
                         4,193,224.74   4,105,308.00                    8,468,808.74
NON-CURRENT LIABILITIES,
  less current portion  14,408,902.72   6,410,250.00                   20,819,152.72

STOCKHOLDERS EQUITY
  Common Stock              55,053.08     499,010.00   (499,010.00)(1)     55,053.08

Additional Paid in
   Capital              12,220,224.66    6,094,590.00 (6,094,590.00)(1) 12,220,224.66

Retained Earnings       (3,964,375.76)   1,620,074.00 (1,620,074.00)(1) (4,290,887.76)
                                                        (133,778.00)(2)
                                                        (370,396.00)(3)
                                                         190,754.00 (5)
                                                        (190,754.00)(5)
                                                         200,120.00 (4)
                                                         (22,458.00)(2)
                      ________________________________________________________________
                         8,310,901.98    8,213,674.00                    7,984,389.98
  Less treasury shares           0.00     (250,000.00)   250,000.00 (1)          0.00
                      ________________________________________________________________
                         8,310,901.98    7,963,674.00                    7,984,389.98
                      ________________________________________________________________
                       $26,913,029.44  $18,479,232.00 $(8,119,910.00)  $37,272,351.44


SEE ACCOMPANYING NOTES.



SETECH, INC. and Subsidiaries
Proforma Condensed Consolidated Statement of Continuing Operations
Unaudited
For the year ended June 30, 1997


                         SETECH, INC.     LEWIS
                             AND          SUPPLY        PRO FORMA        PRO FORMA
                         SUBSIDIARIES     COMPANY       ADJUSTMENTS       RESULTS

Revenues                $36,492,546.86  $41,434,193.03                  $77,926,739.89

Costs and Expenses
  Cost of Revenues      32,426,886.83   32,886,577.69                   65,313,464.52
  Selling, general,
    and administrative   2,507,105.39    7,040,204.67   133,778.00(2)    9,703,546.06
                                                         22,458.00(2)


Interest, net of
  interest income          670,607.60      908,647.03   370,396.00(3)    1,949,650.63
                        ______________________________________________________________
                        35,604,599.82   40,835,429.39   526,632.00      76,966,661.21
                        ______________________________________________________________
Income before
  Income Taxes             887,947.04      598,763.64  (526,632.00)        960,078.68

Income taxes               377,219.94       37,723.00  (200,120.00)(4)     405,576.94
                                                        190,754.00 (5)
                         _____________________________________________________________

Income from
  continuing operations  $ 510,727.10   $  561,040.64  $(517,266.00)      $ 554,501.74

Earnings per share
  Primary                                                                $      0.100
  Fully diluted                                                          $      0.098

SEE ACCOMPANYING NOTES.


SETECH, INC. AND SUBSIDIARIES

SELECTED NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

Year ended June 30, 1997


NOTE A -  ACQUISITION OF CONSOLIDATED SUBSIDIARY

Effective June 26, 1997, SETECH, Inc. acquired the outstanding stock of Lewis Supply Company, Inc. (Lewis) in exchange for cash of $5,952,500, debt (payable to Lewis shareholders) of $750,000 and 285,714 SETECH, Inc. common shares and equivalents. Lewis is a wholesale and retail distributor of hardware and mill supplies serving customers located primarily in Arkansas, Mississippi and Tennessee. This exchange is classified as a purchase transaction for financial accounting purposes. This transaction was financed partially through debt in the form of bank credit lines and subordinated convertible debentures.

NOTE B - ACCOUNTING POLICIES

Basis of Presentation

The audit of the Company's financial statements for the year ended June 30, 1997, had not been completed as of the date of issuance of these pro forma financial statements. The financial information included in these pro forma financial statements is unaudited; however, such information reflects all adjustments which are, in the opinion of management, necessary for fair presentation.

The accompanying pro forma financial statements present the pro forma consolidated financial condition of the Company as of June 30, 1997, and the pro forma results of operations for the year then ended, assuming the transaction had occurred on June 30, 1996. Lewis previously utilized a January 31 fiscal year for financial reporting purposes; Lewis' financial statements have been restated to conform with the Company's June 30 year end.

This pro forma information should be read in conjunction with the Company's historical financial statements. Such pro forma information is not necessarily indicative of the results that would have been attained had the transaction actually occurred on June 30, 1996.





SETECH, INC. AND SUBSIDIARIES

SELECTED NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION
(CONTINUED)

Year ended June 30, 1997


NOTE B - ACCOUNTING POLICIES (CONTINUED)

Earnings per share

Primary earnings per share are computed based on the average number of shares outstanding (5,505,308 common shares and 30,612 equivalent shares) during the period. Conversion of the Company's outstanding convertible debentures is not considered for purposes of determining fully diluted earnings per share because such conversion feature is anti-dilutive.

NOTE C - PRO FORMA ADJUSTMENTS

Pro forma adjustments are summarized as follows:

1. Elimination of the Company's investment in Lewis and Lewis' stockholder's equity.

2. Recognition of one year's amortization of the excess of cost over book value of net assets acquired in the transaction (40 year estimated useful life) and loan costs (3 year loan term).

3.  Recognition of interest on acquisition indebtedness.

4. Recognition of income tax benefits attributable to the above-mentioned amortization and interest.

5. Recognition of income taxes paid by shareholders on Lewis' income under an S Corporation election.